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                         CHARDAN CHINA ACQUISITION CORP.




                                                     ______________, 2004

Chardan Ventures LLC
777 South Highway 101
Suite 215
Solana Beach, California 92075

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Chardan China Acquisition Corp. ("CCAC") and continuing until the consummation by CCAC of a "Business Combination" (as described in CCAC's IPO prospectus), Chardan Ventures LLC shall make available to CCAC certain office and secretarial services as may be required by CCAC from time to time, situated at 777 South Highway 101, Suite 215, Solana Beach, California 92075. In exchange therefore, CCAC shall pay Chardan Ventures LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

                                        Very truly yours,


                                        CHARDAN CHINA ACQUISITION CORP.




                                        By:
                                            -------------------------------
                                            Name:    Dr. Richard D. Propper
                                            Title:   Chairman of the Board

AGREED TO AND ACCEPTED BY:

CHARDAN VENTURES LLC


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